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                                                                   EXHIBIT 10.49
                            FIRST AMENDMENT TO LEASE

         This FIRST AMENDMENT TO LEASE (this "AMENDMENT") is made this 28th day of September, 2001 by and between FIRST POINT ASSOCIATES, LLC ("LANDLORD"), and BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("TENANT").

                                    RECITALS

         WHEREAS, Tenant and Airtech Parkway Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Landlord, executed and entered into that certain Lease dated September 18, 1998 (the "LEASE"); and

         WHEREAS, Landlord and Tenant desire to amend and modify the Lease on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Landlord and Tenant agree as follows:

         1. RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into the body of this Amendment as if such recitals were more specifically herein set forth. Capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to such terms in the Lease.

         2. SECURITY DEPOSIT. Within five (5) business days after Tenant's receipt of Mortgagees' Approvals, Tenant shall deposit with Landlord a security deposit in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) (the "SECURITY DEPOSIT"). The Security Deposit shall be retained by Landlord as security for the faithful performance and observance by Tenant of its obligations under the Lease. Provided no Tenant Default, as defined in
SECTION 19(A) of the Lease, occurs and is continuing, Tenant shall be credited, on a quarterly basis, for interest on the Security Deposit at a per annum rate of six percent (6%). Landlord shall not be obligated to hold the Security Deposit in trust or in a separate account and Landlord shall have the right to commingle the Security Deposit with its other funds. If a Tenant Default, as defined in SECTION 19(A) of the Lease, occurs and is continuing without limiting any other right or remedy of Landlord, Landlord may also apply the whole or any part of the Security Deposit to the extent required for the payment of any Rent or other sums payable under the Lease pertaining to such Tenant Default or on account of any sum which Landlord may expend or may be required to expend by reason of such Tenant Default. If any portion of the Security Deposit is applied by Landlord for a Tenant Default on account of the failure to pay Base Rent, Tenant shall, within five (5) business days after demand is made by Landlord, deposit cash with Landlord in an amount demanded by Landlord to restore the Security Deposit to its original amount. So long as no uncured Tenant Default exists on the expiration date of the Lease Term, the Security Deposit (together with the accrued interest) shall be, at Tenant's sole option, either (a) applied to the last month's Rent, or (b) returned to Tenant within thirty (30) days after the expiration date of the Lease Term and the surrender of the Leased Premises to Landlord. In the event of a sale of the Leased Premises and a written assumption of the Lease by the purchaser of the Leased Premises as the successor landlord, Landlord shall have the right to transfer the Security Deposit to the purchaser, whereupon Landlord shall provide Tenant with a copy of the


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assumption agreement between Landlord and the purchaser of the Leased Premises and shall be released by Tenant from all liability for the return of the Security Deposit and Tenant shall look solely to the successor landlord for its return.

         3. CONFLICT. Except as amended hereby, the Lease shall be and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall control.

         4. SUCCESSORS AND ASSIGNS. Subject to the terms of SECTION 14 of the Lease, this Amendment and all of the covenants, terms and conditions hereof shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         5. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of identical counterparts, all of which, when taken together, shall constitute the same instrument. An executed facsimile copy of this Amendment shall be deemed an original for all relevant purposes.

         6. MORTGAGEES' APPROVALS. This Amendment is contingent upon and made subject to Landlord obtaining the written approval of Nationwide Life Insurance Company (and either a written approval of West Coast Life Insurance Company ("WEST") in its capacity as mortgagee or evidence that West is no longer a mortgagee as a result of its disposition by Nationwide or otherwise) ("MORTGAGEES' APPROVALS") and delivering such Mortgagees' Approvals to Tenant (unless such written approvals are not required because the loan is paid in full in which case the Mortgagees' Approvals shall be deemed obtained when Landlord delivers reasonable evidence thereof).



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         IN WITNESS WHEREOF, Landlord and Tenant have entered into this
Amendment as of the date first above written.


                                     LANDLORD:

                                     FIRST POINT ASSOCIATES, LLC

                                     By:  Keystone Operating Partnership, L.P.,
                                          a Delaware limited partnership
                                     Its: Sole Member


                                          By:  Keystone Property Trust
                                          Its: Sole General Partner


                                               By: /s/ TIMOTHY A PETERSON
                                                  ------------------------------
                                               Name: TIMOTHY A PETERSON
                                                    ----------------------------
                                               Title: EXECUTIVE VICE PRESIDENT
                                                     ---------------------------


                                     TENANT:

                                     BRIGHTPOINT NORTH AMERICA L.P.,
                                     a Delaware limited partnership

                                     By:  Brightpoint North America, Inc.
                                     Its: Sole General Partner


                                          By: /s/ STEVEN E. FIVEL
                                             -----------------------------------
                                          Name: STEVEN E. FIVEL
                                               ---------------------------------
                                          Title: EXECUTIVE VICE PRESIDENT
                                                --------------------------------
                                                 AND SECRETARY
                                                --------------------------------

Acknowledged and consented to as of
the date first above written in its
capacity as the Guarantor of the
Lease pursuant to that certain
Lease Guaranty dated September 18,
1998:



BRIGHTPOINT, INC.


By:  /s/ STEVEN E. FIVEL
    ---------------------------------
Name:  STEVEN E. FIVEL
      -------------------------------
Title:  EXECUTIVE VICE PRESIDENT,
       ------------------------------
        GENERAL COUNSEL & SECRETARY
       ------------------------------

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